Exhibit 99.1

Cause No. 09-02404

RED OAK PARTNERS, LLC, PINNACLE	§	IN THE DISTRICT COURT OF
FUND, LLP, RED OAK FUND, LP, and	§
JEFFREY S. JONES, Derivatively on Behalf	§
of CLST HOLDINGS, INC. and on Behalf of	§
Themselves,	§
§
Plaintiffs,	§
§
vs.	§
§
ROBERT A. KAISER, TIMOTHY S.	§	DALLAS COUNTY, TEXAS
DURHAM, and DAVID TORNEK,	§
§
Defendants,	§
§
- and -	§
§
CLST HOLDINGS, INC., a Delaware	§
corporation	§
§
Nominal Defendants.	§
	§	134TH JUDICIAL DISTRICT

SECOND STIPULATION AND ORDER SETTING AND REGARDING

AN ANNUAL MEETING OF STOCKHOLDERS FOR CLST HOLDINGS, INC.

WHEREAS, Plaintiffs filed a Shareholder Derivative Petition Based upon allegations of Self-Dealing, Breach of Fiduciary Duty, Waste of Corporate Assets, and Unjust Enrichment (“Original Petition”) on March 2, 2009, seeking to initiate litigation on behalf of CLST Holdings, Inc. (“CLST” or the “Company”) against Robert A. Kaiser, Timothy S. Durham, and David Tornek (the “Individual Defendants”) (Plaintiffs, CLST, and the Individual Defendants are collectively referred to herein as the “Parties”);

WHEREAS, CLST announced on March 13, 2009, that it would hold its 2009 annual stockholders’ meeting on May 22, 2009, with the record date set for April 2, 2009;

WHEREAS, on April 5, 2009, the Board postponed the Company’s annual stockholders’ meeting until September 25, 2009;

WHEREAS, on August 14, 2009, the Board voted to postpone CLST’s annual stockholders’ meeting until October 27, 2009;

WHEREAS, on August 28, 2009, the Parties entered into a stipulation in which the Parties agreed that, absent good cause shown for further delay, CLST’s annual stockholders’ meetings for 2008 and 2009 would be held on October 27, 2009;

WHEREAS, on August 28, 2009, the Court entered an order upon the Parties’ proposed stipulation (the “Annual Meeting Order”);

WHEREAS, on October 15, 2009, the Company filed its Emergency Motion to Reopen Case for the Limited Purpose of Modifying Order Regarding Annual Meeting of Stockholders and Request for Emergency Hearing (“Motion”);

WHEREAS, on October 16, 2009, the Court held a non-evidentiary hearing via teleconference on CLST’s Motion;

WHEREAS, no ruling was reached at the October 16, 2009 hearing, and the Court subsequently scheduled an evidentiary hearing on CLST’s Motion for October 26, 2009;

WHEREAS, on October 26, 2009, counsel for CLST, counsel for Plaintiffs, and counsel for the Individual Defendants appeared at the hearing on CLST’s Motion;

WHEREAS, CLST and Plaintiffs announced to the Court on the record that they had reached an agreement in principle and that they would submit a proposed stipulation to the Court, the entry of an order upon which, would supersede and void the Court’s Annual Meeting Order; and

WHEREAS, the Parties desire to conserve judicial resources and avoid unnecessary expense in litigating further the issue of when the CLST annual stockholders’ meetings will occur;

NOW, THEREFORE the Parties hereby agree and stipulate to the entry of an order providing that:

1.             Absent a determination by the Court of good cause shown, the Company shall hold its annual stockholders’ meeting for the election of one Class I and one Class II director and consideration of any properly submitted proposals that are proper subjects for consideration at an annual meeting of a Delaware corporation on December 15, 2009 (“Annual Meeting”). For the purposes of the preceding sentence, Charles Bernard and David Sandberg shall be deemed properly nominated by a stockholder to stand for election, respectively, as a Class I and Class II Director, pursuant to Article 9(c) of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”), and the proposals described as items 3, 4, 5, 6, 7, and 8 on the form of proxy attached to Red Oak’s preliminary proxy statement filed with the Securities and Exchange Commission on October 19, 2009 shall, for the purposes of Article 6(b) of the Certificate, be deemed proper subjects for consideration by the stockholders at the Company’s annual meeting, timely submitted. Nothing in the foregoing is intended to affect any person or entity’s obligations under the Securities Exchange Act of 1934, as amended, including Section 14 thereof.

2.             The record date for the Annual Meeting is set as October 30, 2009.

3.             The Company shall provide Red Oak a notice of the Annual Meeting, which need not be executed by an officer or director, addressed to all stockholders on or before December 1, 2009 for an Annual Meeting to be held on December 15, 2009.  Red Oak shall be entitled to distribute the notice, if it so elects, if the Company has not mailed notice on or before December 2, 2009 (unless the Company has obtained a determination from the Court pursuant to paragraph 1 above postponing the Annual Meeting).  The Company shall pay Red Oak’s actual costs of mailing the notice by first class U.S. Mail within twenty-four hours of Red Oak’s submission of an invoice to the Company for its actual costs.

4.             No party shall assert in any proceeding that delivery of the notice by Red Oak as contemplated in paragraph 3 above is cause for enjoining the Annual Meeting or challenging or invalidating the results of the Annual Meeting.

5.             The Company shall provide Red Oak with a copy of each of the lists in its control or possession of CLST’s record stockholders dated on or after March 2, 2009 within five business days of entry of the order on this stipulation.  Red Oak shall pay the Company the actual costs of producing and delivering such materials within twenty-four hours of the Company’s submission of an invoice for such actual costs.

6.             The Parties agree that each of the Plaintiffs and their principals and each of the Individual Defendants will submit an Affidavit to the Court in the form attached hereto as Exhibit A (the “Affidavit”) within two business days following the entry of the Order upon this Second Stipulation Setting And Regarding An Annual Meeting of Stockholders.  The Parties further agree that this Second Stipulation Setting And Regarding An Annual Meeting of Stockholders is not valid or effective if Plaintiffs and their principals or any of the Individual Defendants fails to provide his or its respective Affidavit to the Court as described in the preceding sentence, except that no Plaintiff or its principal will claim that the Second Stipulation Setting And Regarding An Annual Meeting of Stockholders is invalid or ineffective because of his or its failure, or the failure of any other Plaintiff or its principal, to provide his or its own Affidavit to the Court; similarly, neither the Company nor any Individual Defendant will claim that the Second Stipulation Setting And Regarding An Annual Meeting of Stockholders is invalid or ineffective because of any Individual Defendant’s own failure, or the failure of any other Individual Defendant, to provide his own Affidavit to the Court. The Parties further agree that a facsimile or PDF copy of a signature on an Affidavit shall be deemed an original signature and may be filed with the Court.

7.             In the event that the Company delays its Annual Meeting beyond December 15, 2009, it shall pay Red Oak’s actual costs incurred from mailing its definitive proxy statement to the Company’s stockholders by first class U.S. Mail.

8.             Nothing in this Second Stipulation Setting And Regarding An Annual Meeting of Stockholders is intended to limit the rights of any person to solicit or distribute solicitation materials in accordance with applicable law.

9.             CLST and Plaintiffs have determined that IVS Associates, Inc. (“IVS”) is a mutually-agreeable independent inspector of elections, and that IVS shall oversee the voting process at the Annual Meeting, tabulate the proxies, and certify the results.

DATED: November 12, 2009	Respectfully submitted,

/s/ Joe Kendall
JOE KENDALL
State Bar No. 11260700
HAMILTON P. LINDLEY
State Bar No. 24044838
KENDALL LAW GROUP, LLP
3232 McKinney Avenue, Suite 700
Dallas, TX 75204
Telephone: (214) 744-3000
Facsimile: (214) 744-3015

ROBBINS UMEDA LLP
BRIAN J. ROBBINS
GEORGE C. AGUILAR
ASHLEY R. PALMER
JAY N. RAZZOUK
600 B Street, Suite 1900
San Diego, CA 92101
Telephone: (619) 525-3990
Facsimile: (619) 525-3991

Attorneys for Plaintiffs

DATED: November 12, 2009
/s/ Lewis T. Leclair
LEWIS T. LECLAIR
State Bar No. 12072500
MCKOOL SMITH, P.C.
300 Crescent Court, Suite 1500
Dallas, TX 75201
Telephone: (214) 978-4000
Facsimile: (214) 978-4044

Attorneys for Defendant Robert A. Kaiser

DATED: November 12, 2009
/s/ Ken Carroll
KEN CARROLL
State Bar No. 03888500
CARRINGTON, COLEMAN, SLOMAN &
BLUMENTHAL L.L.P.
901 Main Street, Suite 5500
Dallas, TX 75202
Telephone: (214) 855-3000
Facsimile: (214) 855-1333

Attorneys for Defendant Timothy S. Durham

DATED: November 12, 2009
/s/ Michael A. Swartzendruber
MICHAEL A. SWARTZENDRUBER
State Bar No. 19557702
FULBRIGHT & JAWORSKI L.L.P.
2200 Ross Avenue, Suite 2800
Dallas, TX 75201-2784
Telephone: (214) 855-8000
Facsimile: (214) 855-8200

Attorneys for Defendant David Tornek

DATED: November 12, 2009
/s/ Mark T. Josephs
MARK T. JOSEPHS
State Bar No. 11031400
JEFFREY M. SONE
State Bar No. 18844700
ANDREW D. GRAHAM
State Bar No. 24041002
JACKSON WALKER L.L.P.
901 Main Street, Suite 6000
Dallas, TX 75202
Telephone: (214) 953-6000
Facsimile: (214) 953-5822

Attorneys for Defendant CLST Holdings, Inc.

ORDER

Good cause appearing from the foregoing Stipulation, IT IS ORDERED that:

1.         Absent a determination by the Court of good cause shown, the Company shall hold its annual stockholders’ meeting for the election of one Class I and one Class II director and consideration of any properly submitted proposals that are proper subjects for consideration at an annual meeting of a Delaware corporation on December 15, 2009 (“Annual Meeting”). For the purposes of the preceding sentence, Charles Bernard and David Sandberg shall be deemed properly nominated by a stockholder to stand for election, respectively, as a Class I and Class II Director, pursuant to Article 9(c) of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”), and the proposals described as items 3, 4, 5, 6, 7, and 8 on the form of proxy attached to Red Oak’s preliminary proxy statement filed with the Securities and Exchange Commission on October 19, 2009 shall, for the purposes of Article 6(b) of the Certificate, be deemed proper subjects for consideration by the stockholders at the Company’s annual meeting, timely submitted. Nothing in the foregoing is intended to affect any person or entity’s obligations under the Securities Exchange Act of 1934, as amended, including Section 14 thereof.

2.         The record date for the Annual Meeting is set as October 30, 2009.

3.         The Company shall provide Red Oak a notice of the Annual Meeting, which need not be executed by an officer or director, addressed to all stockholders on or before December 1, 2009 for an Annual Meeting to be held on December 15, 2009.  Red Oak shall be entitled to distribute the notice, if it so elects, if the Company has not mailed notice on or before December 2, 2009 (unless the Company has obtained a determination from the Court pursuant to paragraph 1 above postponing the Annual Meeting).  The Company shall pay Red Oak’s actual costs of mailing the notice by first class U.S. Mail within twenty-four hours of Red Oak’s submission of an invoice to the Company for its actual costs.

4.         No party shall assert in any proceeding that delivery of the notice by Red Oak as contemplated in paragraph 3 above is cause for enjoining the Annual Meeting or challenging or invalidating the results of the Annual Meeting.

5.         The Company shall provide Red Oak with a copy of each of the lists in its control or possession of CLST’s record stockholders dated on or after March 2, 2009 within five business days of entry of the order on this stipulation.  Red Oak shall pay the Company the actual costs of producing and delivering such materials within twenty-four hours of the Company’s submission of an invoice for such actual costs.

6.         The Parties agree that each of the Plaintiffs and their principals and each of the Individual Defendants will submit an Affidavit to the Court in the form attached hereto as Exhibit A (the “Affidavit”) within two business days following the entry of the Order upon their Second Stipulation Setting And Regarding An Annual Meeting of Stockholders.  The Parties further agree that their Second Stipulation Setting And Regarding An Annual Meeting of Stockholders is not valid or effective if Plaintiffs and their principals or any of the Individual Defendants fails to provide his or its respective Affidavit to the Court as described in the preceding sentence, except that no Plaintiff or its principal will claim that the Second Stipulation Setting And Regarding An Annual Meeting of Stockholders is invalid or ineffective because of his or its failure, or the failure of any other Plaintiff or its principal, to provide his or its own Affidavit to the Court; similarly, neither the Company nor any Individual Defendant will claim that the Second Stipulation Setting And Regarding An Annual Meeting of Stockholders is

invalid or ineffective because of any Individual Defendant’s own failure, or the failure of any other Individual Defendant, to provide his own Affidavit to the Court.

7.         In the event that the Company delays its Annual Meeting beyond December 15, 2009, it shall pay Red Oak’s actual costs incurred from mailing its definitive proxy statement to the Company’s stockholders by first class U.S. Mail.

8.         Nothing in this Order is intended to limit the rights of any person to solicit or distribute solicitation materials in accordance with applicable law.

9.         CLST and Plaintiffs have determined that IVS Associates, Inc. (“IVS”) is a mutually-agreeable independent inspector of elections, and that IVS shall oversee the voting process at the Annual Meeting, tabulate the proxies, and certify the results.

DATED:	November 13, 2009	/s/ Honorable James M. Stanton
HONORABLE JAMES M. STANTON
DISTRICT JUDGE

Cause No. 09-02404

RED OAK PARTNERS, LLC, PINNACLE	§	IN THE DISTRICT COURT OF
FUND, LLP, RED OAK FUND, LP, and	§
JEFFREY S. JONES, Derivatively on Behalf	§
of CLST HOLDINGS, INC. and on Behalf of	§
Themselves,	§
§
Plaintiffs,	§
§
vs.	§	DALLAS COUNTY, TEXAS
§
ROBERT A. KAISER, TIMOTHY S.	§
DURHAM, and DAVID TORNEK,	§
Defendants,	§
§
-and-	§
§
CLST HOLDINGS, INC., a Delaware	§
corporation,	§
§
Nominal Defendant.	§	134TH JUDICIAL DISTRICT

AFFIDAVIT OF                    IN SUPPORT OF THE SECOND STIPULATION AND

ORDER SETTING AND REGARDING AN ANNUAL MEETING
FOR CLST HOLDINGS, INC.

STATE OF	)
)
COUNTY OF	)

Before me, the undersigned Notary Public, on this day personally appeared                       , who being duly sworn on his oath deposed and stated as follows:

1.             I,                         , am over 18 and am a resident of the State of               . I am of sound mind and have never been convicted of a felony.

2.             The testimony provided herein is based on my own personal knowledge, and if called upon, I could and would competently testify thereto.

3.             I currently serve as                          of [name of entity].

4.             I submit this affidavit in support of the Second Stipulation and Order Regarding the Annual Meeting of CLST Holdings, Inc. (“CLST”), filed concurrently herewith. [For affidavits submitted on behalf of Red Oak Partners, LLC, Pinnacle Fund LLP, and Red Oak Fund, LP, the affiant shall add the following sentence to the end of this paragraph: “I am submitting this affidavit on behalf of [name of entity] and am duly authorized to make this affidavit on its behalf.”]

5.             On September 25, 2009, [I/name of entity] was the beneficial owner of                shares of CLST stock, as previously reported pursuant to Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”).  As of the close of business October 30, 2009 (the “Record Date”), I continued to beneficially own                shares of CLST stock and did not beneficially own any additional shares of CLST stock.

6.             From September 26, 2009 to the Record Date, inclusive, [I/name of entity] did not (i) purchase, acquire, or otherwise obtain beneficial ownership of CLST stock, common or otherwise, either in open market or in private transactions; (ii) instruct, direct, or otherwise communicate to other persons to purchase, acquire or otherwise obtain beneficial ownership of CLST stock, common or otherwise, either in open market or in private transactions; (iii) acquire directly or indirectly the right to vote or direct the vote of any CLST stock, common or otherwise (including, without limitation, by a derivative or similar instrument or by any agreement); (iv) sell, transfer, gift, or otherwise provide beneficial ownership of CLST stock, common or otherwise, to any other person either in open market or in private transactions; or (v) become part of a group or concerted activity involving at least one other person for the sale, transfer, gift, or provision of beneficial ownership of CLST stock, common or otherwise, to any other person either in open market or in private transactions; except for any such actions ((i) - (v)) taken with respect to [my/name of entity’s] acquisition or continued beneficial ownership of the shares identified in Paragraph 5.

7.             Further, [I/name of entity] [have/has] no knowledge and [am/is] not aware of any person acting on [my/name of entity’s] behalf or on behalf of [my/name of entity’s] interests having purchased, acquired or otherwise obtained beneficial ownership of stock, common or otherwise, of CLST, either in open market or in private transactions, from September 26, 2009, to the Record Date, inclusive, except for any such actions taken with respect to [my/name of entity’s] acquisition or continued beneficial ownership of the shares identified in Paragraph 5.

Subscribed and sworn to before me the undersigned Notary Public on this          day of November, 2009.

Notary Public in and for the State of